GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated August 5, 2015 to the

Prospectus dated January 31, 2015, as supplemented (the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Lazard Asset Management LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management”:

As of the date of this Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “BlueBay Asset Management LLP” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, an investment adviser registered with the SEC, is focused on geographically diverse strategies in multiple investment disciplines, including traditional and alternative strategies. The firm has approximately $178.4 billion of assets under management as of December 31, 2014. With respect to the Fund, the firm manages an allocation of emerging markets debt securities.

The following replaces the fourth paragraph under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s semi-annual report for the period ended April 30, 2015 or will be available in the Fund’s annual report for the fiscal period ended October 31, 2015.

This Supplement should be retained with your Prospectus for future reference.

MMNCFIMGRSTK 08-15